UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2025

Traws Pharma, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Penns Trail Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 17, 2025, Traws Pharma, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) in a virtual format. At the close of business on January 31, 2025, the record date for the Special Meeting, there were 3,650,731 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding shares of capital stock of the Company entitled to vote at the Special Meeting. At the Special Meeting, 2,396,188 of the Company’s 3,650,731 outstanding shares of common stock entitled to vote as of the record date, or approximately 65.6%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Special Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on February 6, 2025, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal 1: The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the outstanding shares of the Company’s common stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued in a private placement on December 31, 2024. The final voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,369,987	24,205	1,996	0

Proposal 2: The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of the Company’s common stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued to certain insiders in a private placement on December 31, 2024. The final voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,370,124	24,039	2,025	0

Proposal 3: The Company’s stockholders approved the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of either of the foregoing proposals.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,366,133	28,383	1,672	0

Although Proposal 3 was approved by the Company’s stockholders, the Board of Directors did not elect to adjourn the meeting, as Proposals 1 and 2 were both approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2025	TRAWS PHARMA, INC.

	By:	/s/ Werner Cautreels
Werner Cautreels
Chief Executive Officer